UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Landmark Land Company, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Landmark Land Company, Inc.
2817 Crain Highway
Upper Marlboro, Maryland  20774
(301) 574-3330

November 3, 2008

Dear Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Landmark Land Company, Inc. (the “Company”), which will be held at South Padre Island Golf Club, 1 Ocelot Trail, Laguna Vista, Texas 78578, at 9:00 a.m., local time, on Tuesday, December 9, 2008.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.  Representatives of the Company will be present to respond to any questions that stockholders may have.  Also enclosed for your review is our Annual Report on Form 10-K for 2007, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of seven directors, the ratification of the appointment of the independent registered public accounting firm for the fiscal year ending December 31, 2008 and such other matters as may properly come before the Annual Meeting.  The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.  Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/ Gerald G. Barton
Chairman and Chief Executive Officer

Landmark Land Company, Inc.
2817 Crain Highway
Upper Marlboro, Maryland  20774
(301) 574-3330

NOTICE OF
2008 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 9, 2008

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Landmark Land Company, Inc. (the “Company”) will be held at South Padre Island Golf Club, 1 Ocelot Trail, Laguna Vista, Texas 78578, on Tuesday, December 9, 2008, at 9:00 a.m., local time.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

1.           The election of seven directors;

2.	The ratification of Aronson & Company as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.  The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on October 27, 2008 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Company’s main office located at 2817 Crain Highway, Upper Marlboro, Maryland 20774 for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

BY THE ORDER OF THE BOARD OF DIRECTORS

/s/ William W. Vaughan, III
Assistant Secretary

Upper Marlboro, Maryland
  November 3, 2008

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Landmark Land Company, Inc.
2817 Crain Highway
Upper Marlboro, Maryland 20774
(301) 574-3330

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
December 9, 2008

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Landmark Land Company, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at South Padre Island Golf Club,  1 Ocelot Trail, Laguna Vista, Texas 78578, on Tuesday, December 9, 2008, at 9:00 a.m., local time, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about November 3, 2008.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted “FOR ALL NOMINEES” in the Election of Directors and “FOR” Proposal 2, as set forth in this proxy statement for consideration at the Annual Meeting.

A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Assistant Secretary of the Company, delivering to the Company a duly executed proxy bearing a later date, or attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

VOTING SECURITIES

Holders of record of the Company’s common stock, par value $0.50 per share (the “Common Stock”) as of the close of business on October 27, 2008 (the “Record Date”) are entitled to one vote for each share held, except as described below. As of the Record Date, the Company had 7,567,530 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of issued and outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.  There are no appraisal rights with respect to matters to be voted upon at the Annual Meeting.

VOTING PROCEDURES AND METHOD OF COUNTING VOTES

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the seven nominees proposed by the Board of Directors, or to “WITHHOLD AUTHORITY” to vote for all of the nominees or any individual nominee being proposed. Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, cumulative voting is permitted in the election of directors, so that each stockholder is entitled to seven votes for each share registered in his or her name and may cast all such votes for one nominee or distribute the votes among as many nominees as desired.  The proxies will have discretionary authority to accumulate votes for particular nominees for directors for whom they are authorized to vote.

As to the ratification of Aronson & Company as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” from voting on such item. Under the Company’s Certificate of Incorporation and Bylaws, the approval or ratification of this matter shall be determined by a majority of the votes cast at the Annual Meeting.

Abstentions and broker non-votes each will be included in determining the number of shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum.  Abstentions will not be counted as a vote in favor of a proposal and therefore will have the same effect as a vote against such proposal.  Broker non-votes on a proposal, indicating a lack of voting instruction by the beneficial owner of such shares and a lack of discretionary authority on the part of the broker to vote on a particular proposal, will not be considered to be represented at the meeting for purposes of calculating the vote required for approval of such proposal.

Proxies solicited hereby will be returned to the Company and will be tabulated by an inspector(s) of election designated by the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The table below sets forth the beneficial ownership of the Company's common stock, par value $0.50 per share, as of September 15, 2008 held by any persons known to the Company to be a beneficial owner of more than 5% of the Company's common stock, and by each of the Company's directors and executive officers individually and all of the Company's directors and executive officers as a group.  The percentages were calculated based upon the 7,567,530 shares of common stock of the Company outstanding on September 15, 2008, plus for each person or group, any securities that person or group has the right to acquire within sixty (60) days pursuant to outstanding stock options.

Name and Address	Amount and	Percent of
of Beneficial Owner (2)	Nature of Beneficial Ownership (1)	Class

Jim L. Awtrey (5)	0	0%
Gerald G. Barton (4)	1,962,078	25.93%
Bernard G. Ille (3)	51,000	Less than 1%
David A. Sislen (3)	51,100	Less than 1%
Robert W. White (3)	84,186	1.11%
William W. Vaughan, III (5)	503,207	6.65%
Harold F. Zagunis (3)	56,200	Less than 1%
Joe V. Olree (5)	229,010	3.03%
Gary Kerney (5)	376,615	4.98%
James C. Cole (5)	228,810	3.02%
G. Douglas Barton (5)	504,507	6.67%
All Directors and Executive
Officers as a group (11 persons)	4,046,713	52.10

Martha B. Doherty (5)	503,207	6.65%

(1)	Includes shares held directly, as well as shares held or controlled jointly with family members.

(2)	The address of each of the beneficial owners set forth above is 2817 Crain Highway, Upper Marlboro, Maryland 20774.

(3)
Mr. Ille, Mr. Sislen and Mr. White each have the right to acquire beneficial ownership of 50,000 shares pursuant to the stock option agreements between the Company and each said director dated May 1, 2006, which permit each such director to purchase shares at an exercise price of $2.00 per share until April 30, 2011, at which time the stock option agreement expires.  Mr. Zagunis has the right to acquire beneficial ownership of 50,000 shares pursuant to the stock option agreement between the Company and said director dated August 10, 2007, which permits said director to purchase shares at an exercise price of $2.55 per share until August 9, 2012, at which time the stock option agreement expires.

(4)
On May 22, 2008, Mr. Barton and his affiliates transferred 1,962,078 shares to BDV Family, LLC which is owned by Mr. Barton’s grandchildren and which is managed by Mr. Barton’s children.  As a part of such transfer, Mr. Barton reserved all voting and dividend rights related to such shares during Mr. Barton’s and his wife’s lifetimes.

(5)
On November 18, 2006, Mr. Awtrey was granted a stock option to purchase 62,500 shares of the Company’s common stock pursuant to the 2006 Landmark Land Company, Inc. Incentive Stock Option Plan.  This stock option may be exercised beginning on November 18, 2011 at a purchase price of $1.60 per share with the option expiring on November 18, 2016.  On May 23, 2007 Mr. Awtrey was granted a stock option to purchase 30,000 shares of the Company’s common stock pursuant to the 2006 Landmark Land Company, Inc. Incentive Stock Option Plan.  This stock option may be exercised beginning on May 23, 2012 at a purchase price of $2.85 per share with the option expiring on May 22, 2017.  On November 30, 2007, William W. Vaughan, III, Gary R. Kerney, James C. Cole, G. Douglas Barton, Joe V. Olree and Martha B. Doherty were each granted a stock option to purchase 15,000 shares of the Company’s common stock pursuant to the 2006 Landmark Land Company, Inc. Incentive Stock Option Plan.  These stock options may be exercised beginning on November 30, 2012 at a purchase price of $1.70 per share with the options expiring on November 29, 2017.

There are no securities authorized for issuance under any director or employee equity compensation plan, other than the stock options described in Note (3) immediately above and 766,000 shares authorized for issuance under the 2006 Landmark Land Company, Inc. Incentive Stock Option Plan.  As of September 15, 2008, options for the purchase of 691,000 shares pursuant to The 2006 Landmark Land Company, Inc. Incentive Stock Option Plan were outstanding, of which 92,500 shares have been granted to Mr. Awtrey and 15,000 have been granted to each of William W. Vaughan, III, Gary R. Kerney, James C. Cole, G. Douglas Barton, Joe V. Olree and Martha B. Doherty.  There are no arrangements in place involving the Company, any of its executive management or any third parties known to the Company that would result in a change in control of the Company.

PROPOSAL 1. – ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of seven (7) members.  The Company’s Bylaws provide that the directors are to be elected annually.  Seven directors will be elected at the Annual Meeting to serve for a one-year period and until their respective successors shall have been elected and shall qualify. The Nominating Committee of the Board of Directors recommended and the Board of Directors has nominated the current Board members, Gerald G. Barton, Jim L. Awtrey, Bernard G. Ille, David A. Sislen, Robert W. White, William W. Vaughan, III and Harold F. Zagunis for election as directors.

The following table sets forth certain information, as of September 15, 2008, regarding the Board of Directors and executive officers.  It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Annual Meeting for the election of the nominees for director identified below.  If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute(s) as the Board of Directors may recommend.  At this time, the Board of Directors knows of no reason why the nominees would be unable to serve, if elected.  There are no arrangements or understandings between the nominees or executive officers of the Company and any other person pursuant to which such nominees or executive officers were selected.  None of the Directors or executive officers (or affiliates thereof) set forth in the table is a party adverse to the Company or any of its subsidiaries in any matter or has a material interest in any matter which is adverse to the Company or any of its subsidiaries.

Name	Position(s) held with the Company	Age	Term of Office Began

Nominees for Director:

Gerald G. Barton	Chairman of the Board of Directors and Chief Executive Officer	77	1971
Bernard G. Ille	Director	81	1971
David A. Sislen	Director	53	2005
Robert W. White	Director	79	2003
William W. Vaughan, III	Director, President, General Counsel and Assistant Secretary	56	1987
Jim L. Awtrey	Director, Senior Vice President	66	2006
Harold F. Zagunis	Director	50	2007

Executive Officers Who Are Not Directors:

Joe V. Olree	Senior Vice President and Chief Financial Officer	69	1982
James C. Cole	Senior Vice President	58	1982
Gary R. Kerney	Senior Vice President	65	1974
G. Douglas Barton	Senior Vice President	49	1984

The business experience for the past five years of each of the Company’s directors and executive officers is as follows:
Gerald G. Barton.  Mr. Barton has been Chief Executive Officer since September 1971.  He became Chairman of the Board of Directors during 1985.  Mr. Barton's son, G. Douglas Barton, is a Senior Vice President of the Company and Mr. Barton's son-in-law, William W. Vaughan, III, is President, General Counsel and Director of the Company.  Mr. Barton was and continues to be Chief Executive Officer of DPMG, Inc., a golf-oriented real estate development and management concern acquired by the Company during 2003.

Jim L. Awtrey.  Mr. Awtrey became a Director of the Company on October 2, 2006 and a Senior Vice President on November 18, 2006.  From 1988 through 2005, Mr. Awtrey was the Chief Executive Officer of the PGA of America.  Since 2005, Mr. Awtrey has been the Managing Director of JLA & Associates and has been involved primarily in consulting on golf-related matters.

Bernard G. Ille.  Mr. Ille became a Director in 1971.  Mr. Ille is a principal of BML Consulting Company, an insurance and financial consulting company and is a director of LSB Industries, Inc. and Quail Creek Bank, Oklahoma City, Oklahoma.

David A. Sislen.  Mr. Sislen was appointed to the Board of Directors in March, 2005.  Mr. Sislen is President of Bristol Capital Corporation, a diversified real estate investment, management and advisory firm based in Bethesda, Maryland.

Robert W. White.  Mr. White was appointed to the Board of Directors in February, 2003.  Mr. White was formerly chairman and president of Cardinal Paper Company, a wholesale paper distributor in Oklahoma City, Oklahoma and was formerly Chairman Emeritus and a Director of Lincoln National Bank, Oklahoma City, Oklahoma.

Harold F. Zagunis.  Mr. Zagunis became a Director on August 10, 2007.  Mr. Zagunis has served as a Vice President of Redwood Trust, Inc. since 1995.  From 2000 to 2006, Mr. Zagunis also served as Chief Financial Officer, Controller, Treasurer, and Secretary of Redwood Trust, Inc.

William W. Vaughan, III.  Mr. Vaughan became Vice President and General Counsel in June 1982, a Director of the Company in December 1987 and President of the Company in November, 2004.  Mr. Vaughan was and continues to be vice president and general counsel of DPMG, Inc.

Joe V. Olree.  Mr. Olree is Senior Vice President and Chief Financial Officer of the Company.  Mr. Olree was and continues to be Chief Financial Officer of DPMG, Inc.

James C. Cole.  Mr. Cole is a Senior Vice President and Director of Golf for the Company.  Mr. Cole was and continues to be Director of Golf for DPMG, Inc.

Gary R. Kerney.  Mr. Kerney is a Senior Vice President and Director of Real Estate Development for the Company.  Mr. Kerney was and continues to be Director of Real Estate Development for DPMG, Inc.

G. Douglas Barton.  Mr. Barton is a Senior Vice President and Director of International Development for the Company.  Mr. Barton was and continues to be Director of International Development for DPMG, Inc.

Meetings and Committees of the Board of Directors

The Board of Directors of the Company generally meets three to four times a year, or more often as may be necessary.  The Board of Directors of the Company has an Audit Committee, a Nominating Committee and a Compensation Committee.  The law firm of Modrall, Sperling, Roehl, Harris & Sisk, P.A. has been retained as counsel to the Board of Directors.  The Board of Directors of the Company met four times during fiscal 2007.  All then-current directors, except for Bernard G. Ille, attended the 2007 annual meeting and no director attended fewer than 75% in the aggregate of the total number of Board meetings held and the total number of meetings of the Committees on which he or she served during 2007, with the exception of Mr. Ille, who was unable to attend approximately 60% of the Board and Committee meetings for health reasons.

The Board of Directors has no formal policy with regard to Board Members' attendance at Annual Meetings nor does the Board have a formal process for security holders to send communications, however, any communications to a particular director which are sent to the Company at its principal business office will be forwarded to the director(s) to whom the communication is addressed.

Management has the primary responsibility for the Company's internal controls and financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue an opinion thereon.  The Audit Committee's responsibility is to monitor and oversee these processes.

The Company’s Audit Committee, whose charter was included as an appendix to the Company’s 2004 proxy statement, is responsible for the review of the Company’s annual audit report prepared by the Company’s independent registered public accounting firm. The review includes detailed discussions with the independent auditors and recommendations to the full Board concerning any action to be taken regarding the audit.  The current members of the Audit Committee are Bernard G. Ille, David A. Sislen, Robert W. White and Harold F. Zagunis, each of whom is "independent" as defined in the listing standards of the National Association of Securities Dealers, as applicable on the date of this proxy statement.  Bernard G. Ille is the designated audit committee financial expert. The Company’s Audit Committee met seven times during fiscal 2007.

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management, and the independent auditors, the Company's audited consolidated financial statements for the fiscal year ended December 31, 2007.

•
Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Rule 3600T and has discussed with the independent auditors their independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and be filed with the SEC.  In addition, the Audit Committee recommended that the Board of Directors appoint Aronson & Company as the Company's independent auditors for the year ending December 31, 2008, subject to the ratification of this appointment by the stockholders.

The Audit Committee report set forth in the preceding two paragraphs shall not be deemed incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Audit Committee of the Board of Directors

Bernard G. Ille
David A. Sislen
Robert W. White
Harold F. Zagunis

The Company has a standing Nominating Committee and Compensation Committee.  Neither the Nominating Committee nor the Compensation Committee has a charter.  Bernard G. Ille, David A. Sislen, Robert W. White and Harold F. Zagunis, each of whom is an "independent" Director as defined in the listing standards of the National Association of Securities Dealers, as applicable on the date of this proxy statement, are members of both committees.  Claudia Holliman resigned from Landmark’s Nominating and Compensation Committees effective as of December 12, 2007 due to her other business commitments.  The Compensation Committee was established to approve levels of compensation for the Company's officers and key employees.  The Compensation Committee were established in November, 2004 and the Compensation Committee held one meeting during the 2007 fiscal year.  The Compensation Committee is not currently authorized to delegate this approval right to any person or committee other than the full Board of Directors.  As a general rule, the Chairman of the Board of Directors makes recommendations to the Compensation Committee of compensation levels for executives and key employees of the Company.

The Nominating Committee was established to recommend nominees for the position of director to the full Board of Directors.  The Nominating Committee was established in November, 2004 and held one meeting during the 2007 fiscal year.  The Nominating Committee does not have a specific policy with regard to the consideration of any director candidates recommended by security holders, however, the committee will consider candidates for nomination to the Board that are submitted in writing by security holders to the Company’s principal office, provided such nominees are "qualified" (as set forth below) and such nominations are submitted at least one hundred twenty (120) days prior to the date that the Company's proxy statement for the Company's Annual Shareholders Meeting is released.  Any nominees recommended by security holders should possess skills or qualities which will assist the Company in developing strategies for furthering the Company's new and ongoing lines of business.  The committee will evaluate all nominees equally, whether or not such nominee(s) are recommended by a security holder.  All nominees for director included on the Company's proxy card were approved for reelection by all members of the Nominating Committee.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Bernard G. Ille, David A. Sislen, Robert W. White and Harold F. Zagunis.  Claudia Holliman resigned from Landmark’s Compensation Committee effective as of December 12, 2007 due to her other business commitments.  No member of the Compensation Committee has served as an officer or employee of the Company since 1992; both Mr. Ille and Mr. Zagunis were officers and employees of the Company for a number of years prior to 1992.  No executive officer of the Company has served as a member of a compensation committee of any other company or as a member of the board of directors of any other company that has an executive officer serving as a Director of the Company or as a member of the Company’s Compensation Committee.

Executive Compensation

For fiscal years ended December 31, 2007 and December 31, 2006, Gerald G. Barton, Jim L. Awtrey and Gary R. Kerney received remuneration from the Company or its subsidiaries in his or her respective capacity as follows:

SUMMARY COMPENSATION TABLE – 2006 THROUGH 2007

		Annual Compensation
		Salary	Bonus	Option Awards (c)	All Other Compensation (d)	Total
Name and
Principal Position	Year	($)	($)	($)	($)	($)

Gerald G. Barton	2007	313,419	-	-	14,118(e)	327,537
Chairman of Board,	2006	312,793	-	-	8,397	321,190
President and CEO (a)

Jim L. Awtrey	2007	264,260	-	4,131	9,000	277,391
Senior Vice President	2006	76,635(f)	-	5,429	-	82,064

Gary R. Kerney	2007	264,260	-	109	9,000	273,369
Senior Vice President (b)	2006	257,569	101,000	-	8,800	367,369

(a)	Amounts paid as salary to Mr. Barton include consulting fees paid to an entity wholly-owned by Mr. Barton and his wife.

(b)	Mr. Kerney was granted a bonus during 2006 in the form of a new automobile valued at $101,000.

(c)
Each of these options was granted pursuant to the terms of The 2006 Landmark Land Company, Inc. Incentive Stock Option Plan.  For awards of stock options, this column shows the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year as determined in accordance with FAS 123R.  The fair value of each option award is estimated on the date of grant using a Black Scholes Merton option valuation model that uses the assumptions shown in Note 6 to the Consolidated Financial Statements of the Company included in the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2007 filed on March 26, 2008 (a copy of which is included in the mailing which contains this Proxy Statement).

(d)	Includes payments by the Company to the 401(k) Plan accounts of the named individuals.

(e)
Includes $5,721 reimbursed during 2007 for the payment of taxes relating to personal use of the corporate aircraft.  The Company takes the position that there is no incremental cost to the Company for personal use of corporate aircraft, i.e., travel on a flight by a Company executive’s relatives or acquaintances, if the primary purpose of the flight is for the Company’s business purposes.

(f)	Mr. Awtrey was employed by the Company for only a portion of 2006.

Outstanding Equity Awards at Fiscal Year-End 2007
Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units on Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
		(a)
Gerald G. Barton	-	-	-	-	-	-	-	-	-

Jim L. Awtrey	-	62,500	-	1.60	11/17/2016 (b)	-	-	-	-
		30,000		2.85	05/22/2017 (c)

Gary R. Kerney	-	15,000	-	1.70	11/29/2017 (d)	-	-	-	-

(a)
The 2006 Landmark Land Company, Inc. Incentive Stock Option Plan (the “Plan”) was approved by the Board of Directors effective April 29, 2006, subject to the approval of the Company’s shareholders.  This approval was granted at the November 18, 2006 Shareholders meeting and on January 9, 2007, the Company filed a registration statement on Form S-8 for the shares covered by the Plan.  Each of the options granted is intended to be an incentive stock option under the provisions of Section 422 of the Internal Revenue Code.

(b)	This option grant under The 2006 Landmark Land Company, Inc. Incentive Stock Option Plan will vest on November 18, 2011.

(c)	This option grant under The 2006 Landmark Land Company, Inc. Incentive Stock Option Plan will vest on May 23, 2012.

(d)	This option grant under The 2006 Landmark Land Company, Inc. Incentive Stock Option Plan will vest on November 30, 2012.

Compensation Discussion and Analysis

The Company’s compensation philosophy for its executive officers is that Company executives should be compensated currently with salaries sufficient to maintain a reasonable standard of living and should participate in the long term growth of the Company through equity ownership.  For many years prior to 2005, the Company did not generate operating profits and consequently held executive compensation at modest levels below those of other publicly traded real estate developers.  Even though the Company has since generated operating profits, the philosophy remains to continue to hold executive compensation at competitively modest levels.  Each of the executives has an equity interest in the Company and as the Company prospers in the future due to their efforts, this equity ownership increases in value thereby rewarding the executives over the long term.  As new executives are appointed, the Company tries to reward long term performance through the grant of stock options during the executive’s initial year(s) of employment.  These options are generally granted under the Company’s 2006 Incentive Stock Option Plan.  Through the end of 2007, annual compensation to the named executives consisted of annual salary and matching Company 401(k) Plan contributions up to 4% of annual compensation.  The only exception to the general philosophy stated above was the grant of an automobile to Mr. Kerney based on the exceptional 2006 performance of the South Padre Island residential sales division which was under his control.  To date, all executive compensation recommendations have been recommended by the Company’s Chairman and approved by the Compensation Committee and/or the full Board of Directors.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement.  Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee of the Board of Directors

Bernard G. Ille
David A. Sislen
Robert W. White
Harold F. Zagunis

Compensation of Directors.

Director Compensation – 2007
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards($)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Gerald G. Barton (c)	-	-	-	-	-	-	-

Jim L. Awtrey (c)	-	-	-	-	-	-	-

Claudia Holliman (d)	8,000	-	36,300(a)(b)	-	-	-	44,300

Bernard G. Ille	12,000	-	(a)	-	-	-	12,000

David G. Sislen	12,000	-	(a)	-	-	-	12,000

Robert W. White	12,000	-	(a)	-	-	-	12,000

William W. Vaughan, III (c) (e)	-		-	-	-	-	-

Harold F. Zagunis	5,000	-	31,386(a)(b)	-	-	-	36,386

(a)
As of the end of 2008, each of the outside Directors had an outstanding option to purchase 50,000 shares of the Company’s common stock.  On May 1, 2006, the Company granted each of Mr. Ille, Mr. Sislen, Mr. White and Mr. Paul Fish (outside counsel to the Company) stock options to acquire 50,000 shares of the Company’s common stock at a purchase price of $2.00 per share until April 30, 2011, at which time the stock option agreements expire.  On May 23, 2007, the Company granted Ms. Holliman a stock option to acquire 50,000 shares of the Company’s common stock at a purchase price of $2.85 per share until its expiration on May 23, 2012.  On August 20, 2007, the Company granted Mr. Zagunis a stock option to acquire 50,000 shares of the Company’s common stock at a purchase price of $2.55 per share until its expiration on August 10, 2012.

(b)
For awards of stock options, this column shows the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year as determined in accordance with FAS 123R.  The fair value of each option award is estimated on the date of grant using a Black Scholes Merton option valuation model that uses the assumptions shown in Note 6 to the Consolidated Financial Statements of the Company included in the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2007 filed on March 26, 2008 (a copy of which is included in the mailing which contains this Proxy Statement).

(c)
Mr. Barton, Chairman and Chief Executive Officer of the Company, Mr. Awtrey, Senior Vice President and Mr. Vaughan, the President, General Counsel and Assistant Secretary of the Company, received no compensation during 2007 for services to the Company as inside Directors.  Mr. Awtrey’s outstanding stock options are set forth in the Executive Officer Compensation Table set forth above.

(d)	Ms. Holliman resigned from Landmark’s Board of Directors effective as of December 12, 2007 due to her other business commitments.

(e)
As of December 31, 2007, Mr. Vaughan had an option to purchase 15,000 shares of the Company’s common stock at $1.70 per share.  The option, which was granted pursuant to The 2006 Landmark Land Company, Inc. Incentive Stock Option Plan, will vest on November 30, 2012 and will expire on November 29, 2017.

On August 1, 2002, the Company adopted a policy of compensating outside Directors the sum of $3,000 per calendar quarter. Mr. White declined to accept such compensation until the Company began operating at a profit during 2006.

Employment Contracts.   There are no employment, termination of employment or change-in-control contracts between the Company and any Director or executive officer.

Transactions with Certain Related Persons

Transactions with Management and Control Persons

During the Company’s last two fiscal years, there were no transactions involving amounts exceeding $120,000 with Directors, executive officers or persons who are known to be the beneficial owners of more than 5% of the Company's common stock, or their immediate families, in which the Company was, or is to be, a party, except as follows:

1.
As of August 31, 2008, a subsidiary of the Company, DPMG Inc., had an obligation to pay an affiliate of Mr. Gerald G. Barton the full principal sum of $333,600, together with accrued interest thereon (at the rate of 15% per annum) of $341,207.  During the January 2006 through August 2008 period, interest on this indebtedness in the amount of $200,000 was paid to Mr. Barton.  The Company acquired DPMG Inc. during 2003.

2.
On August 31, 2008, a subsidiary of the Company, South Padre Island Development, LLC, had an obligation to pay an affiliate of Mr. Gerald G. Barton the full principal sum of $558,475, together with accrued interest thereon (at the rate of 12% per annum) of $408,161.  During the January 2006 through August 2008 period, no payments of principal or interest were paid to Mr. Barton.  The Company acquired South Padre Island Development, L.P. (now South Padre Island Development, LLC) during 2004.

3.
During September 2005, a subsidiary of the Company, DPMG Inc., entered into an agreement with Newco XXV, Inc. (“Newco”), an affiliate of Gerald G. Barton, the Company chairman, whereby DPMG Inc. agreed to provide consulting services to Newco relating to the planning, design and development of certain real property owned by Newco.  The agreement provides that these services are to be provided at rates which are quoted by DPMG Inc. to non-affiliated third party entities.  During the January 2006 through August 2008 period, DPMG Inc. performed services for Newco valued at approximately $13,000 pursuant to such agreement.

4.
The Company and its subsidiaries have employment relationships with members of the immediate family of Gerald G. Barton and Gary R. Kerney in which compensation amounts exceeded $120,000.  Mr. Barton’s son-in-law, William W. Vaughan, III, is employed by the Company as President, Chief Operating Officer, General Counsel and Assistant Secretary, with total compensation of $263,172.00 in 2007 and $255,183.28 in 2006.  Mr. Barton’s son, G. Douglas Barton, is employed by the Company as Senior Vice President, with total compensation of $203,255.82 in 2007 and $195,346.72 in 2006; Mr. Barton’s daughter, Martha B. Doherty, is employed by the Company as Vice President, with total compensation of $148,672.96 in 2007.  Mr. Kerney’s son, Michael R. Kerney, is employed by the Company as Vice President, with total compensation of $185,159.82 in 2007 and $177,520.72 in 2006.

All material related party transactions with the Company or its subsidiaries are subject to the prior approval of the full Board of Directors.  This policy is not specifically addressed by the Company’s Code of Ethics or other written policies, but is followed by the Company as a good business practice.

Section 16(a) Beneficial Ownership Reporting Compliance

The Common Stock of the Company is registered with the SEC pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company’s review of ownership reports, no officer or director failed to file ownership reports on a timely basis for the fiscal year ended December 31, 2007, except that Robert W. White, a Director, failed to file a Form 5 on a timely basis.  Said Form 5 was filed one day after the deadline for the filing of this form and covered two separate purchases made by Mr. White during 2007 for an aggregate of 880 of the Company’s common shares.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE
NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT

PROPOSAL 2. – RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s independent registered public accounting firm for the years ended December 31, 2007 and 2006, was Aronson & Company. The Board of Directors of the Company has approved the engagement of Aronson & Company to be the Company’s auditors for the year ending December 31, 2008, subject to the ratification of the engagement by the Company’s stockholders at the Annual Meeting.

Audit Fees

Set forth below is certain information concerning aggregate fees billed for professional services rendered by Aronson & Company during fiscal 2007 and 2006:

	2007	2006

Audit fees (1)	$94,138	$92,424
Audit-related fees (2)	-	-
Tax fees (3)	-	-
All other fees (4)	11,248	-

Total	$105,386	$92,424

(1)
Represents fees for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years..

(2)
Represents fees for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements that are not reported as audit fees.

(3)	Represents fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

(4)
Represents fees for products and services provided by the principal accountant other than the services reported as audit fees.  Audit-related fees or tax fees.  Of the $11,248 which are characterized as All other fees, approximately $1,100 was billed for services relating to the auditor’s consent filed as an exhibit to the Company’s Form S8 filing on January 9, 2007 and approximately $10,150 was billed as fees for the principal accountant’s review of a proposed acquisition which was not consummated during 2007.

The Audit Committee approves in advance audit and non-audit services to be provided by the independent accountant.  In other cases, in accordance with Rule 2-01(c)(7) of Securities and Exchange Commission Regulation S-X, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee for matters which arise or otherwise require approval between regularly scheduled meetings of the Audit Committee, provided that the Chairman reports such approvals to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.  The Audit Committee was formed on May 1, 2003 and 100% of the services provided by the independent accountant have been approved under the Audit Committee’s pre-approval policies.

A representative of Aronson & Company is expected to attend the Annual Meeting.  Such representative will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ARONSON & COMPANY AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 2817 Crain Highway, Upper Marlboro, Maryland 20774, no later than June 1, 2009. Any proposal after such date shall be deemed not submitted in a timely manner.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company has not retained a proxy solicitation firm to assist the Company in the solicitation of proxies for the Annual Meeting.

BY THE ORDER OF THE BOARD OF DIRECTORS

/s/ William W. Vaughan, III
Assistant Secretary

Upper Marlboro, Maryland
  November 3,  2008

LANDMARK LAND COMPANY, INC.
2817 Crain Highway
Upper Marlboro, MD  20774
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joe V. Olree and Bill D. Thompson as proxies, each with full substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Landmark Land Company, Inc. held of record by the undersigned on October 27, 2008, at the Annual Meeting of Stockholders to be held at South Padre Island Golf Club, 1 Ocelot Trail, Laguna Vista, Texas 78578, at 9:00 a.m., local time, on Tuesday, December 9, 2008, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

LANDMARK LAND COMPANY, INC.

December 9, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" FOR THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.
X

1. Election of Directors:
			NOMINEES:		2.	The ratification of the appointment of Aronson & Company as the independent registered accounting firm for the fiscal year ending December 31, 2008.	For ☐	Against ☐	Abstain ☐
		m	Gerald G. Barton	___
☐	FOR ALL NOMINEES	m	Bernard G. Ille	___
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m	David A.. Sislen	___
		m	Robert W. White	___
☐	FOR ALL EXCEPT (See instructions below)	m	William W. Vaughan, III	___
		m	Jim L. Awtrey	___
		m	Harold F. Zagunis	___
INSTRUCTION:
To withhold authority to vote for any individual nominee(s) mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, (as shown here:  (  ●   ).  To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s).  If you are cumulating your vote, do not mark the circle.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐
Signature of Shareholder _________________________ Date _______________					Signature of Shareholder__________________ Date _______________
Note:
Please sign exactly as your name or names appear on the Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.